UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2006 (December 22, 2005)

THE TRIZETTO GROUP, INC

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

567 San Nicholas Drive, Suite 360 Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 719-2200

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets

On December 22, 2005, The TriZetto Group, Inc., a Delaware corporation (“TriZetto”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial 8-K Report”) with respect to its acquisition of CareKey, Inc., a Delaware corporation (“CareKey”), pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 18, 2005 (the “Merger Agreement”), by and among TriZetto, CK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto (“Merger Sub”), CareKey and Ido Schoenberg, as a representative of the CareKey stockholders. The acquisition was completed on December 22, 2005.

As permitted under Items 9.01(a) and (b) of Form 8-K, Trizetto indicated that it would file financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Initial 8-K Report was filed. This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Initial 8-K Report filed by Trizetto on December 22, 2005.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following financial statements of CareKey, Inc. are being filed with this report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;

•	Balance Sheets as of September 30, 2005 (Unaudited), and December 31, 2004 and 2003;

•	Statements of Operations for the nine months ended September 30, 2005 (Unaudited) and 2004 (Unaudited), and years ended December 31, 2004 and 2003;

•	Statements of Cash Flows for the nine months ended September 30, 2005 (Unaudited) and 2004 (Unaudited), and years ended December 31, 2004 and 2003;

•	Statements of Stockholders’ Equity for the nine months ended September 30, 2005 (Unaudited) and years ended December 31, 2004 and 2003; and

•	Notes to Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2004; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what TriZetto’s financial position or results of operations actually would have been had TriZetto completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 18, 2005, by and between The TriZetto Group, Inc., a Delaware corporation, CareKey, Inc., a Delaware corporation, CK Acquisition Corp., a Delaware corporation, and the Representative names therein (Incorporated by reference to Exhibit 2.1 of TriZetto’s Form 8-K as filed with the SEC on December 29, 2005, File No. 000-27501)

23.1	Consent of Ernst & Young LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by The TriZetto Group, Inc. dated December 22, 2005 (Incorporated by reference to Exhibit 99.1 of TriZetto’s Form 8-K as filed with the SEC on December 29, 2005, File No. 000-27501)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: February 17, 2006	By	/s/ James C. Malone
James C. Malone Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 18, 2005, by and between The TriZetto Group, Inc., a Delaware corporation, CareKey, Inc., a Delaware corporation, CK Acquisition Corp., a Delaware corporation, and the Representative names therein (Incorporated by reference to Exhibit 2.1 of TriZetto’s Form 8-K as filed with the SEC on December 29, 2005, File No. 000-27501)

23.1	Consent of Ernst & Young LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by The TriZetto Group, Inc. dated December 22, 2005 (Incorporated by reference to Exhibit 99.1 of TriZetto’s Form 8-K as filed with the SEC on December 29, 2005, File No. 000-27501)